UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

Excel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-173702	27-3955524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, Suite 1101 New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 921-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 24, 2014, Excel Corporation (the “Company”), through its wholly owned subsidiary 420 Solutions Corporation (“420 Solutions”), entered into an Exclusive Reseller Agreement (the “Agreement”) with TransBlue, LLC (“TransBlue”).  The Agreement gives 420 Solutions the exclusive right to resell TransBlue’s Point of Banking (“POB”) processing services to certain merchant types/market segments during the term of the Agreement (“Reseller Rights”).  The term of the Agreement (the “Term”) is for a period of four years commencing on March 24, 2014. Thereafter, the Agreement automatically renews for consecutive, additional one year terms unless either party provides the other party written notice of non-renewal at least 30 days prior to the commencement of any additional one year term.

In exchange for the Reseller Rights, the Company, upon signing of the Agreement, agreed to issue to Trans Blue 200,000 shares of the Company’s Common Stock (the “Initial Shares”).  In addition to the Initial Shares, during the Term, the Company has agreed to issue up to 800,000 shares of the Company’s Common Stock entirely dependant on and proportionally related to the Company’s ability to successfully sell TransBlue’s POB services.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement a copy of which is filed as Exhibit 10.01 to this report and is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

As described above under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, on March 24, 2014, the Company agreed to immediately issue to TransBlue 200,000 shares of the Company’s Common Stock and agreed to issue up to an additional 800,000 shares if certain conditions are met pursuant to the Agreement described above.  The shares issued were not registered under the Securities Act, in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Regulation D promulgated thereunder. These securities may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.01	Exclusive Reseller Agreement, dated March 24, 2014, between 420 Solutions Corporation and TransBlue, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 28, 2014

EXCEL CORPORATION

By:	/s/ Ruben Azrak
Name: Ruben Azrak
Title: Interim Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document
10.01	Exclusive Reseller Agreement, dated March 24, 2014, between 420 Solutions Corporation and TransBlue, LLC.